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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


  PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
        Date of Report (Date of earliest event reported) April 12, 2004
                                                         --------------


                           DUTCHFORK BANCSHARES, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                        0-30483               57-1094236
      --------                       ---------              ----------
(State or other jurisdiction       (Commission              (IRS Employer
 of incorporation)                  File Number)             Identification No.)


                1735 Wilson Road, Newberry, South Carolina 29108
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (803) 321-3200
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)



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ITEM 5.   OTHER EVENTS.
          ------------

      On April 12, 2004, DutchFork Bancshares, Inc. ("DutchFork"), a Delaware corporation and the holding company of Newberry Federal Savings Bank ("Newberry Federal"), a federally-chartered savings bank, entered into an Agreement and Plan of Merger, dated as of April 12, 2004 with First Community Corporation
("First Community"), a South Carolina corporation and the holding company for First Community Bank, N.A., a national bank. The Agreement provides, among other things, that DutchFork will merge with and into First Community with First Community as the surviving entity. Immediately following the merger, Newberry Federal will merge with and into First Community Bank, N.A., with First Community Bank, N.A. being the surviving entity.

      Pursuant to the Agreement, each share of DutchFork common stock, par value $0.01 per share, issued and outstanding immediately before the Effective Date (as defined in the Agreement) will be converted into the right to receive at the election of the holder either (i) $42.75 in cash, without interest or (ii)
1.78125 shares of First Community common stock, subject to the allocation and election procedures set forth in the Agreement.

      Consummation of the merger is subject to the satisfaction of certain conditions, including approval of the Agreement by the respective stockholders of DutchFork and of First Community and approval by the appropriate regulatory agencies.

      The foregoing description is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 2.0 and incorporated by reference in response to this Item 5.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ---------------------------------

          (a) Not Applicable.

          (b) Not Applicable.

          (c) Exhibits: The following exhibits are filed as part of this report:

          EXHIBIT NO.            DESCRIPTION
          -----------            -----------

          2.0 Agreement and Plan of Merger, dated as of April 12, 2004, by and between First Community and DutchFork
          99.1                   Press Release dated April 13, 2004.*



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* Incorporated by reference to Registrant's proxy  solicitation  materials filed pursuant to Rule 14a-12, filed with the Securities and Exchange Commission on April 13, 2004.


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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DUTCHFORK BANCSHARES, INC.


Dated: April 14, 2004                By:  /s/ J. Thomas Johnson
                                          ------------------------------------
                                          J. Thomas Johnson
                                          President and Chief Executive Officer